Note 16. Commitments and Contingencies (Notes)	12 Months Ended
Dec. 31, 2014
Commitments and Contingencies Disclosure [Abstract]
COMMITMENTS AND CONTINGENCIES
COMMITMENTS AND CONTINGENCIES
Contingent Consideration
We have recognized liabilities for contingent consideration as of December 31, 2014 in connection with the acquisitions of five entities. The amount payable in cash is based on the entities achieving specific financial metrics or milestones in the development, installation and interconnection of solar energy systems or shipment of solar modules for residential and small commercial installations.
We have estimated the fair value of the contingent consideration outstanding as of December 31, 2014 related to acquisitions to be $42.7 million, which reflects a discount at a credit adjusted interest rate for the period of the contingency. That measure is based on significant inputs that are not observable in the market, including a discount rate and a probability adjustment related to the entities' ability to meet operational metrics.
During the years ended December 31, 2014, 2013 and 2012, we recorded a favorable adjustment to income of $2.9 million, an unfavorable adjustment to income of $5.6 million and an unfavorable adjustment to income of $12.8 million, respectively, related to our contingent consideration liabilities. These adjustments were based on our revised estimates of operational criteria and project milestones being achieved and were recorded to marketing and administration expense. As of December 31, 2014, the total maximum aggregate exposure is $47.0 million. Of the total amount accrued, $25.6 million is recorded in short-term accrued liabilities and $17.1 million is recorded in other liabilities as a long-term liability.
The following table summarizes changes to the contingent consideration liability, a recurring Level 3 measurement, for the years ended December 31, 2014, 2013 and 2012:

Contingent Consideration Related to Acquisitions
In millions
Balance at December 31, 2011	$(90.8)
Total unrealized losses included in earnings (1)	(15.0)
Payment of contingent consideration	80.9
Balance at December 31, 2012	$(24.9)
Total unrealized losses included in earnings (1)	(6.2)
Payment of contingent consideration	15.9
Acquisitions, purchases, sales, redemptions of maturities	(20.0)
Balance at December 31, 2013	$(35.2)
Total unrealized gains included in earnings (1)	1.3
Payment of contingent consideration	7.5
Acquisitions, purchases, sales, redemptions and maturities	(16.3)
Balance at December 31, 2014	$(42.7)
The amount of total losses in 2012 included in earnings attributable to the change in unrealized losses relating to assets and liabilities still held at December 31, 2012	$(15.0)
The amount of total losses in 2013 included in earnings attributable to the change in unrealized losses relating to assets and liabilities still held at December 31, 2013	$(6.2)
The amount of total gains in 2014 included in earnings attributable to the change in unrealized gains relating to assets and liabilities still held at December 31, 2014	$1.3
__________________________

(1)	Amounts reported in marketing and administration expense in the consolidated statement of operations for fair value adjustments and to interest expense for accretion.
Contingent consideration was due to the former Solaicx shareholders if certain operational criteria were met from July 1, 2010 through December 31, 2011. The previously disclosed dispute with the former Solaicx shareholders regarding whether those performance milestones were met was settled during the year ended December 31, 2014 with no further payouts made.
Capital Leases
As more fully described in Note 9, we are party to master lease agreements that provide for the sale and simultaneous leaseback of certain solar energy systems constructed by us.
Operating Leases
We lease land, buildings, equipment and automobiles under operating leases. Rental expense was $25.7 million, $27.3 million and $23.6 million in 2014, 2013 and 2012, respectively. The total future commitments under operating leases as of December 31, 2014 were $235.4 million, of which $75.5 million is noncancellable. Our operating lease obligations as of December 31, 2014 were as follows:

	Payments Due By Period
	Total	2015	2016	2017	2018	2019	Thereafter
In millions
Operating Leases	$235.4	$37.1	$27.2	$17.7	$13.3	$11.5	$128.6

Purchase Commitments
We recognized charges of $14.0 million, $5.3 million and $5.5 million during the years ended December 31, 2014, 2013 and 2012, respectively, to cost of goods sold related to the estimated probable shortfall to our purchase obligations associated with certain take-or-pay agreements we have with suppliers for raw materials.
Additionally, as part of our restructuring activities announced in 2011, we provided notice to several of our vendors with whom we had long-term supply contracts that we will no longer be fulfilling our purchase obligations under those contracts. During 2012, one of these vendors filed a notice of arbitration alleging that we failed to comply with our contractual purchase obligations with that vendor. As of December 31, 2014, we have recorded total accruals of $29.7 million associated with the estimated settlements arising from these purchase obligations with multiple vendors, all of which are classified as long-term other liabilities in our consolidated balance sheet. The amount accrued as of December 31, 2014 represents our best estimate of the probable amounts to settle all of our purchase obligations based on presently known information, which involve the use of assumptions requiring significant judgment. We estimate the range of reasonably possible losses to be up to approximately $139.8 million, inclusive of the Wacker claims as discussed below in the legal proceedings section. These estimates include the contractual terms of the agreements, including whether or not there are fixed volumes and/or fixed prices. In addition, under certain contracts, the counterparty may have a contractual obligation to sell the materials to mitigate their losses. We also included in our estimate of losses consideration around whether we believe the obligation will be settled through arbitration, litigation or commercially viable alternative resolutions or settlements. We intend to vigorously defend ourselves against any arbitration or litigation. Due to the inherent uncertainties of arbitration and litigation, we cannot predict the ultimate outcome or resolution of such actions. The actual amounts ultimately settled with these vendors could vary significantly, which could have a material adverse impact on our business, results of operations and financial condition.
Indemnification
We have agreed to indemnify some of our solar wafer and semiconductor customers against claims of infringement of the intellectual property rights of others in our sales contracts with these customers. Historically, we have not paid any claims under these indemnification obligations, and we do not have any pending indemnification claims as of December 31, 2014.
We generally warrant the operation of our solar energy systems for a period of time. Certain parts and labor warranties from our vendors can be assigned to our customers. Due to the absence of historical material warranty claims and expected future claims, we have not recorded a material warranty accrual related to solar energy systems as of December 31, 2014. We may also indemnify our customers for tax credits and feed in tariffs associated with the systems we construct and then sell, including sale-leasebacks. During the year ended December 31, 2014, we made no additional payments, net of recoveries, under the terms of the lease agreements to indemnify our sale-leaseback customers for shortfalls in amounts approved by the U.S. Treasury Department related to Grant in Lieu program tax credits. Based on current information, we are unable to estimate additional exposures to the indemnification of tax credits and feed in tariffs.
In connection with certain contracts to sell solar energy systems directly or as sale-leasebacks, our SunEdison LLC subsidiary has guaranteed the systems' performance for various time periods following the date of interconnection. Also, under separate operations and maintenance services agreements, SunEdison LLC has guaranteed the uptime availability of the systems over the term of the arrangements, which may last up to 25 years. To the extent there are shortfalls in either of the guarantees, SunEdison LLC is required to indemnify the purchaser up to the guaranteed amount through a cash payment. The maximum losses that SunEdison LLC may be subject to for non-performance are contractually limited by the terms of each executed agreement.
Legal Proceedings
We are involved in various legal proceedings, claims, investigations and other legal matters which arise in the ordinary course of business. Although it is not possible to predict the outcome of these matters, we believe that the ultimate outcome of these proceedings, individually and in the aggregate, will not have a material adverse effect on our financial position, cash flows or results of operations.
Jerry Jones v. SunEdison, Inc., et al.
On December 26, 2008, a putative class action lawsuit was filed in the U.S. District Court for the Eastern District of Missouri by plaintiff, Jerry Jones, purportedly on behalf of all participants in and beneficiaries of SunEdison's 401(k) Savings Plan (the "Plan") between September 4, 2007 and December 26, 2008, inclusive. The complaint asserted claims against SunEdison and certain of its directors, employees and/or other unnamed fiduciaries of the Plan. The complaint alleges that the defendants breached certain fiduciary duties owed under the Employee Retirement Income Security Act, generally asserting that the defendants failed to make full disclosure to the Plan's participants of the risks of investing in SunEdison's stock and that the company's stock should not have been made available as an investment alternative in the Plan. The complaint also alleges that SunEdison failed to disclose certain material facts regarding SunEdison's operations and performance, which had the effect of artificially inflating SunEdison's stock price.
On June 1, 2009, an amended class action complaint was filed by Mr. Jones and another purported participant of the Plan, Manuel Acosta, which raises substantially the same claims and is based on substantially the same allegations as the original complaint. However, the amended complaint changes the period of time covered by the action, purporting to be brought on behalf of beneficiaries of and/or participants in the Plan from June 13, 2008 through the present, inclusive. The amended complaint seeks unspecified monetary damages, including losses the participants and beneficiaries of the Plan allegedly experienced due to their investment through the Plan in SunEdison's stock, equitable relief and an award of attorney's fees. No class has been certified and discovery has not begun. The company and the named directors and employees filed a motion to dismiss the complaint, which was fully briefed by the parties as of October 9, 2009. The parties each subsequently filed notices of supplemental authority and corresponding responses. On March 17, 2010, the court denied the motion to dismiss. The SunEdison defendants filed a motion for reconsideration or, in the alternative, certification for interlocutory appeal, which was fully briefed by the parties as of June 16, 2010. The parties each subsequently filed notices of supplemental authority and corresponding responses. On October 18, 2010, the court granted the SunEdison defendants' motion for reconsideration, vacated its order denying the SunEdison defendants' motion to dismiss, and stated that it will revisit the issues raised in the motion to dismiss after the parties supplement their arguments relating thereto. Both parties filed briefs supplementing their arguments on November 1, 2010. On June 28, 2011, plaintiff Jerry Jones filed a notice of voluntary withdrawal from the action. On June 29, 2011, the court entered an order withdrawing Jones as one of the plaintiffs in this action. The parties each have continued to file additional notices of supplemental authority and responses thereto. On September 27, 2012, the SunEdison defendants moved for oral argument on their pending motion to dismiss; plaintiff Manuel Acosta joined in the SunEdison defendants' motion for oral argument on October 9, 2012. On March 24, 2014, the court granted our motion to dismiss but the plaintiffs filed, and the court in April 2014 granted, a motion to stay entry of final judgment pending a Supreme Court decision in a case that could have implications in this matter. That Supreme Court case was decided in June 2014, and the plaintiffs filed a motion for reconsideration with the district court, based on that Supreme Court decision. We believe that we continue to have good reason for a dismissal and intend to vigorously defend this motion.
SunEdison believes the above class action is without merit, and we will assert a vigorous defense. Due to the inherent uncertainties of litigation, we cannot predict the ultimate outcome or resolution of the foregoing class action proceedings or estimate the amounts of, or potential range of, loss with respect to these proceedings. An unfavorable outcome is not expected to have a material adverse impact on our business, results of operations and financial condition. We have indemnification agreements with each of our present and former directors and officers, under which we are generally required to indemnify each such director or officer against expenses, including attorney's fees, judgments, fines and settlements, arising from actions such as the lawsuits described above (subject to certain exceptions, as described in the indemnification agreements).
Wacker Chemie AG v. SunEdison, Inc.
On December 20, 2012, Wacker Chemie AG (“Wacker”) filed a notice of arbitration with the Swiss Chambers’ Arbitration Institution (the “SCAI”) against the company, requesting the resolution of a dispute arising from two agreements and a subsequent settlement agreement entered into between Wacker and the company. Following a hearing before the Arbitral Tribunal where procedural matters were established by the SCAI pursuant to the parties’ agreement, on September 27, 2013, Wacker filed a complete statement of claim. In the statement of claim, Wacker alleges that we failed to comply with its contractual obligations, in particular that we failed to take or pay for certain quantities of polycrystalline silicon as required under the settlement agreement. Wacker claims a payment of 22.8 million euro plus interest for the payment of outstanding invoices and an amount of 92.2 million euro plus interest for damages it claims as a result of the alleged breach by the company through December 2013. These amounts are included in the estimated range of reasonably possible losses as discussed above in the purchase obligations section. The company filed its statement of defense on January 10, 2014 and has vigorously defended this action.
A hearing occurred in October 2014. Post-hearing briefings concluded in January 2015. We are awaiting the ruling of the arbitral tribunal.
From time to time, we may conclude it is in the best interests of our stockholders, employees, vendors and customers to settle one or more litigation matters, and any such settlement could include substantial payments; however, other than as may be noted above, we have not reached this conclusion with respect to any particular matter at this time. There are a variety of factors that influence our decision to settle any particular individual matter, and the amount we may choose to pay or accept as payment to settle such matters, including the strength of our case, developments in the litigation (both expected and unexpected), the behavior of other interested parties, including non-parties to the matter, the demand on management time and the possible distraction of our employees associated with the case and/or the possibility that we may be subject to an injunction or other equitable remedy. It is difficult to predict whether a settlement is possible, the amount of an appropriate settlement or when is the opportune time to settle a matter in light of the numerous factors that go into the settlement decision.